STEIN ROE FOCUS FUND


                       Annual Report o September 30, 2001



                          logo: stein roe mutual funds

Contents



From the President                                            1

Special Economic Commentary                                   3

Performance Summary                                           5

Portfolio Manager's Report                                    6

Investment Portfolio                                          10

Financial Statements                                          12

Notes to Financial Statements                                 15

Financial Highlights                                          22

Report of Independent Accountants                             24

Unaudited Information                                         25



For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

From the President

photo: Keith T. Banks


Dear Shareholder:

     I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed, effective November 1, 2001. As a result, Stein Roe and Farnham is now part of the Fleet organization.

     In light of the events of September 11 and recent turmoil in the markets, I think it is important to assure you that only the ownership of Stein Roe has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Dave Brady, following the same investment principles which attracted you to the fund in the first place.

     Market performance in the past year, and particularly in the past month, underscores the importance of staying focused on long-term investment goals. As the fiscal year drew to a close, investors and non-investors alike struggled to come to grips with the horrific events of September 11. All of us here at FleetBoston Financial continue to offer our support to those whose lives were so dramatically changed that day.

     Certainly the events of September 11 have exacerbated an already troubled economy. More than 100,000 jobs were lost as a direct result of the attacks, as the travel and transportation industries, and the airlines in particular, struggled in the immediate weeks afterward.

     During these difficult times, it is important to remember why you invested with us in the first place. Markets and economic cycles fluctuate. Diversification, a long-term perspective and a clear objective remain vital to investment success in good times and bad.

     When markets struggle, growth stocks are typically among the hardest hit. Perseverance is a prerequisite for investing in volatile times. It is a trait your fund's portfolio manager continues to exhibit. During times like these, the discipline to adhere to objectives -- searching for the highest-quality growth companies available -- is critical to not only survive market declines, but also to position the fund to thrive when a recovery begins. We believe these key components and the discipline to stay the course are crucial to strong results in the future.

     As always, we thank you for choosing Stein Roe Focus Fund. We look forward to serving your investment needs.

     Sincerely,

     /s/ Keith T. Banks

     Keith T. Banks
     President


Meet the new president

Effective November 1, 2001, Mr. Keith Banks has taken on the position of President of the Liberty-Stein Roe Funds Income Trust. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996-2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Special Economic Commentary


Special Economic Commentary

Alfred F. Kugel, Executive Vice President and Senior Investment Strategist at Stein Roe & Farnham, Inc., has 48 years' investment experience.

     The September 11 terrorist strikes on the US were enormously shocking events and will likely represent a watershed moment for America and perhaps the world. Partisan wrangling over the budget and various spending programs has been set aside for a time as members of both parties fall in behind the president to combat this threat. Congress has passed a bill to provide $40 billion to fight terrorism and provide aid to victims and their families. There has been legislation to provide $15 billion to support the airline industry. In addition, further fiscal action to help shore up the economy is expected, in the form of additional spending and possibly an additional tax cut.

The Fed to the rescue

     Prior to the latest developments, the Fed was on a path of aggressive monetary stimulation. Immediately following the terrorist acts, the Federal Open Market Committee ("FOMC") flooded the financial system with liquidity to offset the surge in the float (unprocessed checks) caused by transportation disruptions around the country. Additionally, the Fed announced its eighth, ninth and tenth rate cuts of the year on September 17, October 2 and November 6. The central banks of the other G-7 nations have taken action to encourage monetary stimulation, so the effort has been essentially worldwide.

The stock market reacts

     The outlook for the economy and corporate profits has become considerably more clouded in light of recent events. In the first week after trading resumed on the New York Stock Exchange, the S&P 500 Index fell by 12%--its worst one-week decline in over 60 years. Fortunately, the situation has stabilized and although the market remains volatile, it has recovered to near pre-attack levels.

     However, there is certainly no indication that a new bull market is imminent. Bad news about the earnings prospects of specific companies and about the economy in general is expected over the next few months. However, we believe the economic and financial situation is fundamentally sound, and the massive doses of monetary and fiscal stimulation are expected to lead to better times in 2002. Most importantly, consumers need to get back to "business as usual."

Falling into recession

     The US has been narrowly skirting a recession all year, with good consumption growth just barely offsetting the slump in manufacturing. The psychological impact of the terrorist strikes here at home has adversely affected the desire and willingness of consumers to spend, at least temporarily. As a result, the economy has now fallen into recession, which will likely last for the balance of the year.
     Based on prior crisis periods, however, this negative consumer reaction should be temporary, and we look for consumption and economic activity to improve early in 2002. In fact, the upward momentum in the economy next year may be somewhat more vigorous than expected previously, although we will be starting from a more depressed level. However, there will likely be several factors in play--the extent of new cutbacks in employment, the possibility of additional terrorist actions against the US and the successes of our campaign against terrorist cells--none of which are really predictable at this time.


The opinions expressed are those of the contributor and are subject to change.

Because economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well.

Please visit steinroe.com for Alfred F. Kugel's monthly market commentary.

Performance Summary

Average annual total return (%)
Year ended September 30, 2001

                                                        1-year     Life+
------------------------------------------------------------------------
Stein Roe Focus Fund, Class S*                          -43.64     -2.72
------------------------------------------------------------------------
S&P 500 Index                                           -26.61     -1.35
------------------------------------------------------------------------
Morningstar Large Blend Category                        -27.40     -2.07
------------------------------------------------------------------------

* The fund commenced operations on 6/26/98.

+ Benchmark and Morningstar category performance for life of fund is from 6/30/98.

INVESTMENT COMPARISONS

Value of a $10,000 investment, June 26, 1998 to September 30, 2001


                   STEIN ROE             S&P500         MORNINGSTAR LARGE
         FOCUS FUND, CLASS S              INDEX          BLEND CATEGORY

6/26/98                10000              10000              10000
                       10020              10000              10000
                        9789.54            9893               9839
                        8209.51            8462.47            8416.28
"1998"                  8729.17            9004.92            8869.92
                        9108.89            9737.02            9516.54
                        9808.45           10327.1            10053.3
                       10328.3            10921.9            10674.6
                       10808.6            11378.5            11027.9
                       10588.1            11024.6            10678.3
                       11578.1            11465.6            11067
                       11757.5            11909.3            11446.6
                       11707              11628.2            11207.4
                       12367.2            12273.6            11812.6
                       12077.8            11890.7            11491.2
                       11627.3            11832.4            11359.1
"1999"                 11777.3            11508.2            11105.8
                       12487.5            12236.6            11732.2
                       13146.8            12485.1            12033.7
                       14251.2            13220.4            12844.8
                       13695.4            12556.8            12315.5
                       13778.9            12319.4            12395.6
                       14681.4            13524.3            13376.1
                       13894.5            13117.2            12944
                       13117.8            12848.3            12617.9
                       14398.1            13165.6            13000.2
                       14596.8            12960.3            12809.1
                       16968.8            13765.1            13655.8
"2000"                 16213.7            13038.3            12996.2
                       15678.6            12983.5            12837.6
                       13181              11960.4            11792.6
                       13605.5            12019              11969.5
                       14149.7            12445.7            12280.7
                       12746              11310.7            11206.2
                       12008              10594.7            10466.6
                       13170.4            11417.9            11272.5
                       12746.3            11494.4            11319.8
                       12237.7            11215.1            11024.4
                       11282              11106.3            10839.2
                       10398.6            10411.1            10194.2
"9/30/01"               9140.31            9569.32            9342.01



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on June 26, 1998 (June 30, 1998 for the index and the Morningstar category), and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of large-cap stocks that differs from the composition of the fund; it is not available for direct investment. Source: Liberty Funds Distributor, Inc., Morningstar.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Blend category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

Portfolio Manager's Report


FUND COMMENTARY

COMMENTARY FROM DAVE BRADY,
PORTFOLIO MANAGER OF
STEIN ROE FOCUS FUND


Investment Objective and Strategy:

Stein Roe Focus Fund seeks long-term growth by investing primarily in a limited number of large-capitalization companies that the manager believes have above-average growth potential.

Fund Inception:

June 26, 1998

Net Assets:

$39.9 million

     The fiscal year ended September 30, 2001 was a trying one for investors in Stein Roe Focus Fund. The fund returned negative 43.64% during the period. In contrast, the Standard & Poor's 500 Index returned a negative 26.61% for the same period. Unlike the S&P index, which includes a universe of 500 companies, the fund has a portfolio of only 24 key holdings. This narrow focus creates the possibility that the fund will feel the effects of market volatility more acutely than an index or fund with a larger variety of stocks.

Technology slump hurt fund's performance

     Few sectors or styles escaped the declining market in the past year, but technology and telecommunications stocks were among the hardest hit. The Nasdaq lost about two-thirds of its value from its high in March 2000. Two periods -- the fourth quarter of 2000 and the third quarter of 2001 -- contributed to most of the fund's underperformance. Although we reduced our technology holdings during the fiscal year, these stocks still hurt the portfolio's performance.
     We liquidated positions in Vodafone, a British wireless company, and WorldCom, a long distance telephone company. Vodafone's costs had skyrocketed, making it difficult to earn a favorable return, while WorldCom's growth prospects dimmed in the face of growing competition and price pressures.

     EMC, the dominant data storage company in the world, and Network Appliance remained among the fund's holdings (1.4% and 1.0% of net assets, respectively). However, declining values have dropped them from the fund's top 10 holdings. We believe that as the economy recovers and technology resumes its growth, data will increase and the demand for storage should rise. Similarly, Rational Software (2.0% of net assets), a software development tools company, remains on our roster despite disappointing performance. We believe these are all good companies with bright long-term prospects.

Financial sector continued to perform relatively well

     One bright spot in performance this year was the financial services sector. Household International, MBNA and SouthTrust (8.5%, 6.4% and 5.7% of net assets, respectively) performed well relative to the overall market. A series of nine reductions in the fed funds rate, which now stands at 2.5%, bodes well for these financial firms in the wake of one of the most vigorous refinancing booms in history. In particular, SouthTrust, a leading regional bank based in Birmingham, AL, finished the year up 62%. The overall financial services sector, by comparison, gained significantly less.

sidebar

Top 10 Equity Holdings
(% of net assets)

Household International                 8.5
Microsoft                               7.7
American Home Products                  7.3
Comcast                                 6.7
MBNA                                    6.4
SouthTrust                              5.7
Viacom                                  5.2
Safeway                                 5.0
Duke Energy                             4.7
Calpine                                 4.6


end sidebar


Other portfolio activity

     Utilities stocks fared better than most other sectors, despite a drop in energy prices toward the end of the summer. We purchased Duke Energy (4.7% of net assets), a regional utilities company, in January at $35 per share and it ended the period at $38 per share. Kinder Morgan (3.7% of net assets), purchased in November 2000, also fared well. This firm, which operates pipelines and distributes natural gas nationwide, gained almost 17% since it was added to the portfolio.

     Energy company Calpine (4.6% of net assets) was added to the portfolio in January. At the same time, we sold AES, an energy company which competes with Calpine, because we believe that Calpine has greater growth potential than AES. Since January, AES's stock price has dropped from $51 to $13 per share, while Calpine's stock price fell from $32 to $23. We added EchoStar (2.3% of net assets), a leading provider of satellite television service, to the portfolio in April.

Equity Portfolio Highlights

                                    Portfolio         S&P 500 Index

Number of Holdings                     24                  500

Dollar Weighted Median Market
  Capitalization ($mil)              26,035              54,314


Uncertainty and hope

     While world events may negatively affect the economy in the coming months, a number of basic fundamentals give us hope for the future. Interest rates are low and likely heading lower. The tax rebate connected with the 2001 economic relief act has the potential to stimulate short-term consumer spending, and Congress is currently debating further economic stimulus. In the wake of September 11, Congress approved $40 billion to help with the immediate aftereffects of the attacks, while the airline industry also received a multi-billion dollar stimulus package to help it through this period.

Portfolio Asset Allocation (% of net assets)


Equities                             97.4
Cash Equivalents &Other               2.6

     Within the markets themselves, valuations of many companies are at their lowest point in years, providing buying opportunities in many sectors, particularly in those that were oversold. High inventories, particularly in the technology industry, have been whittled down to normal and even lower-than-normal levels. Corporate profits will likely suffer through 2001, but the events of September 11 may have accelerated the process of the markets finding a bottom.
     We believe one of the keys to future growth will be consumer spending, which was among the economy's bright spots until the last few weeks of the fiscal year. If consumer confidence and spending remain relatively strong, corporate profits may return, hiring may increase and business spending may resume in 2002. In any event, we will continue looking for opportunities to add quality companies with strong growth potential to the portfolio.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 9/30/01 and are subject to change. The S&P 500 Index is an unmanaged group of stocks not associated with any Stein Roe fund. It is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. As a non-diversified mutual fund, the fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the fund may have an increased risk of loss compared to a similar diversified mutual fund.

Investment Portfolio

Investment Portfolio
September 30, 2001

Common Stocks - 97.4%                                Shares          Value

CONSUMER DISCRETIONARY - 18.0%
   Broadcasting & Cable - 12.8%
   AOL Time Warner, Inc. (a) ...............         45,000    $ 1,489,500
   Comcast Corp. Special Class A............         75,000      2,690,250
   EchoStar Communications Corp.
     Class A (a)............................         40,000        930,800
                                                              -------------
                                                                 5,110,550
                                                              -------------
   Movies & Entertainment -5.2%
   Viacom, Inc. Class B (a).................         60,100      2,073,450
                                                              -------------

CONSUMER STAPLES - 5.0%
   Food - Retail - 5.0%
   Safeway, Inc. (a)........................         50,000      1,986,000
                                                              -------------

FINANCIALS - 24.7%
   Banks - 5.8%
   SouthTrust Corp..........................         90,000      2,292,300
                                                              -------------

   Diversified Financials - 18.9%
   Fannie Mae...............................         20,000      1,601,200
   Household International, Inc.............         60,000      3,382,800
   MBNA Corp................................         85,000      2,574,650
                                                              -------------
                                                                 7,558,650
                                                              -------------

HEALTH CARE - 13.3%
   Biotechnology - 3.3%
   Genentech, Inc...........................         30,000      1,320,000
                                                              -------------

   Health Care Equipment - 2.7%
   Medtronic, Inc...........................         25,000      1,087,500
                                                              -------------

   Pharmaceuticals - 7.3%
   American Home Products Corp..............         50,000      2,912,500
                                                              -------------

MATERIALS - 3.1%
   Aluminum- 3.1%
   Alcoa, Inc...............................         40,000      1,240,400
                                                              -------------

SEMICONDUCTORS - 0.2%
   Transmeta Corp. (a)......................         67,000         94,470
                                                              -------------

SOFTWARE & SERVICES - 10.7%
   Application Software - 3.0%
   BEA Systems, Inc. (a)....................         45,000        431,550
   Rational Software Corp. (a)..............         90,000        779,400
                                                              -------------
                                                                 1,210,950
                                                              -------------


See notes to investment portfolio.

                                                     Shares          Value

   System Software- 7.7%
   Microsoft Corp. (a)......................         60,000    $ 3,070,200
                                                              -------------

TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
   Computer Hardware - 2.9%
   Apple Computer, Inc. (a).................         75,000      1,163,250
                                                              -------------

   Computer Storage & Peripherals- 2.4%
   EMC Corp. (a)............................         46,000        540,500
   Network Appliance, Inc. (a)..............         60,000        408,000
                                                              -------------
                                                                   948,500
                                                              -------------

UTILITIES - 17.1%
   Electric Utilities - 9.3%
   Calpine Corp.............................         80,000      1,824,800
   Duke Energy Corp.........................         50,000      1,892,500
                                                              -------------
                                                                 3,717,300
                                                              -------------
   Gas Utilities - 3.7%
   Kinder Morgan, Inc.......................         30,000      1,476,300
                                                              -------------

   Multi-Utilities - 4.1%
   Enron Corp...............................         60,000      1,633,800
                                                              -------------

TOTAL COMMON STOCKS
   (cost of $50,700,913)....................                    38,896,120
                                                              -------------


Short-Term Obligations - 0.8%                           Par

COMMERCIAL PAPER - 0.8%
   UBS Financial 3.45%(b) 10/01/01
     (cost of $335,000).....................     $  335,000        335,000
                                                              -------------


TOTAL INVESTMENTS - 98.2%
   (cost of $51,035,913)(c).................                    39,231,120
                                                              -------------

Other Assets & Liabilities, Net - 1.8%......                       709,751
                                                              -------------

Net Assets - 100.0%.........................                   $39,940,871
                                                              =============


NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Rate represents yield at time of purchase
(c) Cost for federal income tax purposes is $51,415,497.


See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
September 30, 2001

Assets:
Investments at value (cost of $51,035,913)................. $ 39,231,120
Cash.......................................................        2,929
Receivable for:
   Investments sold........................................      750,124
   Fund shares sold........................................        3,200
   Dividends...............................................       34,850
                                                           -------------
   Total Assets............................................   40,022,223
                                                           -------------

Liabilities:
Payable for:
   Fund shares repurchased.................................          625
   Management fee..........................................       25,795
   Administration fee......................................        5,159
   Transfer agent fee......................................       12,304
   Bookkeeping fee.........................................        1,749
   Audit fee...............................................       18,283
   Reports to shareholders fee.............................       10,250
Other liabilities..........................................        7,187
                                                           -------------
   Total Liabilities.......................................       81,352
                                                           -------------
Net Assets................................................. $ 39,940,871
                                                           =============
Composition of Net Assets
Paid in capital............................................ $ 56,365,037
Accumulated net investment loss............................         (494)
Accumulated net realized loss..............................   (4,618,879)
Net unrealized depreciation on investments.................  (11,804,793)
                                                           -------------
Net Assets................................................. $ 39,940,871
                                                           =============

Net asset value and redemption price per share -
   Class A ($640/85)....................................... $       7.53(a)
                                                           =============
Maximum offering price per share - Class A
   ($7.53/0.9425).......................................... $       7.99(b)
                                                           =============

Net asset value, redemption and offering price per share -
   Class S ($39,940,231/5,290,656)......................... $       7.55
                                                           =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

Statement of Operations
For the Year Ended September 30, 2001

Investment Income
Dividends .................................                  $   391,416
Interest ..................................                      141,317
                                                           -------------
   Total Investment Income (net of foreign
      taxes withheld of $1,773)............                      532,733

Expenses
Management fee.............................        $456,506
Administration fee.........................          91,301
Distribution fee - Class A.................               1
Service fee - Class A......................               3
Transfer agent fee.........................         184,562
Bookkeeping fee............................          23,969
Custody fee................................           3,378
Other expenses.............................         139,831
                                                 ----------
   Total Expenses..........................         899,551

Fees waived by Distributor - Class A.......              (1)
Custody credits earned.....................          (1,464)
                                                 ----------
   Net Expenses............................                      898,086
                                                           -------------
 Net Investment Loss.......................                     (365,353)
                                                           -------------


Net Realized and Unrealized Gain (Loss)
on Portfolio Positions
Net realized loss on investments...........                   (3,462,654)
Net change in unrealized appreciation/depreciation
   on investments..........................                  (29,711,596)
                                                           -------------
   Net Loss................................                  (33,174,250)
                                                           -------------
Decrease in Net Assets from Operations.....                 $(33,539,603)
                                                           =============


See notes to financial statements.

Statement of Changes in Net Assets

                                              YEAR ENDED      YEAR ENDED
                                           SEPTEMBER 30,   SEPTEMBER 30,
Increase (Decrease) in Net Assets                   2001            2000(A)
                                           -------------   -------------
Operations
Net investment loss.....................     $  (365,353)    $  (415,245)
Net realized gain (loss) on investments.      (3,462,654)      8,802,196
Net change in unrealized appreciation/
   depreciation on investments..........     (29,711,596)     13,491,067
                                           -------------   -------------
   Net Increase (Decrease)
     from Operations....................     (33,539,603)     21,878,018
                                           -------------   -------------
Distributions to Shareholders
From net realized capital gains -
   Class A..............................            (111)             --
In excess of net realized capital
   gains - Class A......................             (17)             --
From net realized capital gains -
   Class S..............................      (8,005,498)     (3,218,425)
In excess of net realized capital
   gains - Class S......................      (1,194,524)             --
                                           -------------   -------------
   Total Distributions to Shareholders..      (9,200,150)     (3,218,425)
                                           -------------   -------------
Share Transactions
Subscriptions - Class A.................              --           1,000
Distributions reinvested - Class A......             128              --
                                           -------------   -------------
   Net Increase - Class A...............             128           1,000
                                           -------------   -------------

Subscriptions - Class S.................       7,818,707      15,206,599
Distributions reinvested - Class S......       9,016,090       3,156,072
Redemptions - Class S...................     (13,806,365)    (17,018,200)
                                           -------------   -------------
   Net Increase - Class S...............       3,028,432       1,344,471
                                           -------------   -------------
Net Increase in Share Transactions......       3,028,560       1,345,471
                                           -------------   -------------

Total Increase (Decrease) in Net Assets.     (39,711,193)     20,005,064
Net Assets
Beginning of period.....................      79,652,064      59,647,000
                                           -------------   -------------
End of period (including accumulated net
   investment loss of $(494) and $0,
   respectively)........................    $ 39,940,871    $ 79,652,064
                                           =============   =============
Changes in Shares
Subscriptions - Class A.................              --              74
Issued for distributions reinvested -
    Class A.............................              11              --
                                           -------------   -------------
   Net Increase - Class A...............              11              74
                                           -------------   -------------

Subscriptions - Class S.................         667,902       1,122,714
Issued for distributions reinvested -
   Class S..............................         790,200         246,569
Redemptions - Class S...................      (1,322,354)     (1,277,480)
                                           -------------   -------------
   Net Increase - Class S...............         135,748          91,803
                                           -------------   -------------

(a) Class A shares were initially offered on July 31, 2000.


See notes to financial statements.

Notes to Financial Statements


Notes to Financial Statements
September 30, 2001




Note 1. Organization

     Stein Roe Focus Fund - Class S and Liberty Focus Fund - Class A (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund offers two classes of shares: Class A and Class S. Class S shares are offered continuously at net asset value. Class A shares have their own sales charge and expense structure, please refer to the Fund's Class A shares prospectus for more information on Class A shares. The financial highlights for Class A shares are presented in a separate annual report.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

     Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of Class Net Asset Values and
Financial Highlights

     All income, expenses (other than Class A 12b-1 service and distribution fees and Class A and Class S transfer agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
     The per share data was calculated using the average shares outstanding during the period.

Federal Income Taxes

     Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
     The Fund intends to utilize provisions of the federal income tax law, which allow the Fund to carry a realized capital loss forward up to eight years following the year to the loss, and offset such losses against any future realized gains. At September 30, 2001, the Fund had no capital loss carryforward.
     Net capital losses of $4,239,295, attributable to security transactions occurring after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Distributions to Shareholders

     Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
     The following reclassifications have been made to the financial statements:

                               Increase (Decrease)
-----------------------------------------------------------------

                                 Accumulated         Accumulated
            Paid In            Net Investment       Net Realized
            Capital                 Loss                Loss
-----------------------------------------------------------------

          $(403,175)             $364,859             $38,316

     These differences are primarily due to a net operating loss. Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

Other

     Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

Note 2. Fees and Compensation Paid to Affiliates

Management Fee

     Stein Roe & Farnham Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee as follows:

Average net assets                   Annual fee rate
----------------------------------------------------
   First $500 million                     0.75%
   Next $500 million                      0.70%
   Next $500 million                      0.65%
   Over $1.5 billion                      0.60%

     On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration Fee

     The Advisor also provides accounting and other services for a monthly fee as follows:

Average net assets                   Annual fee rate
----------------------------------------------------
   First $500 million                    0.150%
   Next $500 million                     0.125%
   Next $500 million                     0.100%
   Over $1.5 billion                     0.075%

Bookkeeping Fee

     The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust

Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.
     During the period October 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fee

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.
     Prior to July 1, 2001, the Transfer Agent received a monthly fee equal to 0.22% of the average net assets attributable to Class S shares and received reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Service Fees

     Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter.
     The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A net assets. The fee structure for the 12b-1 plan is defined in the Class A prospectus.

Expense Limits

     The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average daily net assets. For the year ended September 30, 2001, the Fund's operating expenses (as defined above) did not exceed the 1.50% expense limit.

Other

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

Note 3. Portfolio Information

Investment Activity

     For the year ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $34,350,006 and $32,821,578, respectively.
     Unrealized appreciation (depreciation) for the year ended September 30, 2001 based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation   $  2,855,440
Gross unrealized depreciation    (15,039,817)
                               -------------
Net unrealized depreciation     $(12,184,377)
                               -------------

Other

     The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

     The Trust and the SR&FBase Trust (collectively the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire line of credit at any particular time. For the year ended September 30, 2001, the Trusts and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

     For the year ended September 30, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc. (an affiliate of the Advisor), as one of its brokers. Total commissions paid to AlphaTrade, Inc. during the year were $3,840.

Stein Roe Focus Fund
Selected per share data for a share outstanding throughout each period, ratios and supplemental data are as follows:
                                                                                                                      PERIOD
                                                                                                                       ENDED
                                                                                                                   SEPTEMBER
                                                                                  YEAR ENDED SEPTEMBER 30,               30,
CLASS S SHARES                                                                   2001         2000         1999         1998(A)
                                                                           ----------   ----------   ----------   ----------
Net Asset Value, Beginning of Period..........................              $   15.45      $ 11.78     $   8.73    $   10.00
                                                                           ----------   ----------   ----------   ----------
Income From Investment Operations
Net investment loss (b).......................................                  (0.07)       (0.08)       (0.05)       (0.00)(c)
Net realized and unrealized gain (loss) on investments........                  (6.08)        4.39         3.10        (1.27)
                                                                           ----------   ----------   ----------   ----------
   Total from Investment Operations...........................                  (6.15)        4.31         3.05        (1.27)
                                                                           ----------   ----------   ----------   ----------
Less Distributions to Shareholders
From net realized gain........................................                  (1.54)       (0.64)          --           --
In excess of net realized gain................................                  (0.21)          --           --           --
                                                                           ----------   ----------   ----------   ----------
   Total Distributions to Shareholders........................                  (1.75)       (0.64)          --           --
                                                                           ----------   ----------   ----------   ----------
Net Asset Value, End of Period................................              $    7.55     $  15.45     $  11.78    $    8.73
                                                                           ==========   ==========   ==========   ==========
Total return (d)..............................................               (43.64)%       37.67%       35.05%     (12.70)%(e)(f)
                                                                           ----------   ----------   ----------   ----------

Ratios to Average Net Assets
Expenses (g)..................................................                  1.48%        1.35%        1.49%       1.50%(h)
Net investment loss (g).......................................                (0.60)%      (0.60)%      (0.47)%     (0.12)%(h)
Waiver/reimbursement .........................................                     --           --           --       0.11%(h)
Portfolio turnover rate.......................................                    56%          77%          68%         21%(e)
Net assets at end of period (000's)...........................              $  39,940     $ 79,651     $ 59,647    $ 44,716

(a)  From commencement of operations on June 26, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Less then $(0.01).

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Computed giving effect to Advisor's expense limitation undertaking.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)  Annualized.


                      22 & 23 Financial Highlights spread

Report of Independent Accountants


Report of Independent Accountants

     To the Trustees of Liberty-Stein Roe Investment Trust and Class S Shareholders of Stein Roe Focus Fund

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets for the two years then ended and the Class S financial highlights present fairly, in all material respects, the financial position of Stein Roe Focus Fund (the "Fund")(a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 2001

Unaudited Information


Unaudited Information

Results of Special Meeting of Shareholders
     On December 27, 2000, a Special Meeting of Shareholders (Meeting) was held to conduct the vote for and against the approval of the items listed on the Proxy for said Meeting. On September 29, 2000, the record date of the Meeting, the Fund had $79,577,399 of eligible NAV and that all of the eligible NAV represented at the Meeting were represented by proxy, and that the NAV of shares were voted on the items as follows:

                                                         AUTHORITY
TO ELECT A BOARD OF TRUSTEES:            FOR              WITHHELD
------------------------------------------------------------------
Douglas Hacker                      $22,654,394           $567,068
Janet Langford Kelly                 22,654,394            567,068
Richard W. Lowry                     22,650,389            571,073
Salvatore Macera                     22,650,389            571,073
William E. Mayer                     22,654,394            567,068
Charles R. Nelson                    22,654,394            567,068
John J. Neuhauser                    22,654,394            567,068
Joseph R. Palombo                    22,654,394            567,068
Thomas E. Stitzel                    22,650,389            571,073
Thomas C. Theobald                   22,654,394            567,068
Anne-Lee Verville                    22,654,394            567,068

     On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had eligible NAV of shares outstanding of $53,557,798. The votes cast were as follows:

                                                   % OF NAV     % OF NAV
                                                    TO TOTAL    TO TOTAL
PROPOSAL OF NEW INVESTMENT                        OUTSTANDING      NAV
ADVISORY AGREEMENT:                 NAV               NAV         VOTED
-----------------------------------------------------------------------
For                            $26,638,138         49.73%        93.73%
Against                            932,712          1.74%         3.28%
Abstain                            850,980          1.59%         2.99%

2001 Federal Tax Information
     For the fiscal year ended September 30, 2001, the Fund earned $718,406 of long-term gains.

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